EXHIBIT 10.24(d)

                              THIRD MODIFICATION OF
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT


     THIS MODIFICATION is made and entered into as of the 12th day of June, 1998, by and between CRYOLIFE, INC., a Florida corporation ("Borrower"), and NATIONSBANK, N.A., a national banking association which is the successor by merger to NationsBank, N.A. (South), the successor by merger to Bank South, formerly known as Bank South, N.A. ("Lender").

                               Statement of Facts

     Borrower and Lender are parties to that certain Third Amended and Restated Loan Agreement, dated as of August 30, 1996, as amended by First Modification of Third Amended and Restated Loan Agreement, dated as of April 14, 1997, and as further amended by Second Modification of Third Amended and Restated Loan Agreement, dated as of December 16, 1997 (the "Loan Agreement").

     Borrower and Lender desire to further amend the Loan Agreement as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the premises and the mutual agreements, warranties and representations herein made, as well as $10.00 in hand paid by each party hereto to the other, and other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, Borrower and Lender agree that all capitalized terms used herein (and not otherwise defined herein) shall have the meanings given them in the Loan Agreement as herein amended and Borrower and Lender further agree as follows:

                               Statement of Terms

     1. The Loan Agreement is hereby amended effective as of the date hereof by deleting from Section 101 thereof the definition of the term "Maximum Availability" and substituting in lieu thereof the following replacement definition:

          "Maximum Availability" shall mean $2,000,000, as such amount may be reduced or amended pursuant to this Agreement.

     2. The Loan Agreement is hereby further amended effective as of the date hereof by deleting the first sentence of Section 201(e) thereof in its entirety and substituting in lieu thereof the following:

     Borrower shall pay to Lender unused facility fees for Borrower's Loan facility hereunder during the Revolving Loan Period computed on the daily average unused portion of the Maximum Availability at a rate per annum of one-quarter of one percent (.25%).

     3. The Loan Agreement is hereby further amended by deleting Exhibit A-1 attached to the Loan Agreement and substituting in lieu thereof the new Exhibit A-1 attached hereto.

     4. The effectiveness of this Modification is subject to:

     (a) the prior or concurrent receipt by Lender of this Modification, duly executed by Borrower;

     (b)  the prior or concurrent  receipt by Lender of a replacement  Revolving
          Note in the principal face amount of the reduced Maximum Availability;

     (c) any and all guarantors of the Loans shall have consented to the execution, delivery and performance of this Modification and the new Note and all of the transactions contemplated hereby by signing one or more counterparts of this Modification in the appropriate space indicated below and returning same to Lender;

     (d) the prior or concurrent receipt by Lender of a certificate of Borrower in the form of Exhibit B attached hereto, and a certificate of each Guarantor in the form of Exhibit C attached hereto;

     (e) the payment of all fees and expenses due from Borrower hereunder as set forth in Section 7 below; and

     (f) the truth and accuracy in all material respects of Borrower's representations and warranties in Section 6 below.

     5. Except as expressly modified herein, the Loan Agreement shall remain in full force and effect. Nothing contained herein shall be deemed to be or operate as a novation or an accord and satisfaction of the Loan Agreement or of any indebtedness arising thereunder.

     6. Borrower hereby represents and warrants to Lender that (a) this Modification and the supplemental Financing Documents executed in connection herewith have been duly authorized, executed and delivered by Borrower, (b) after giving effect to this Modification, no Default or Event of Default has occurred and is continuing as of this date and (c) all of the representations and warranties made by Borrower in the Loan Agreement are true and correct in all material respects on and as of the date of this Modification (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by Borrower of its representations and warranties contained in this Section shall be an Event of Default for all purposes of the Loan Agreement.

     7. Borrower further agrees to reimburse Lender for all reasonable expenses (including without limitation attorney's fees) incurred by Lender in the negotiation, documentation or consummation of this Modification and the transactions contemplated hereby.

     8. This Modification shall be governed and construed in accordance with the laws of the State of Georgia and this Modification shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

     9. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Lender has executed this Modification, and Borrower has executed this Modification and placed its seal hereon, all as of the day and year first above set forth.

                                     LENDER:

                                     NATIONSBANK, N.A.



                                     By: _____________________________________
                                         Vice President


                                     BORROWER:

                                     CRYOLIFE, INC.



                                     By:_____________________________________
                                        Title:

                                                  (CORPORATE SEAL)

                              CONSENT OF GUARANTOR


     All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Third Amended and Restated Loan Agreement, dated as of August 30, 1996, between CryoLife, Inc. ("Borrower") and NationsBank, N.A., successor by merger to NationsBank, N.A. (South) ("Lender"), as amended (the "Loan Agreement").

     The undersigned acknowledges that it is indebted to Lender under the terms of the Guaranty Agreement, dated as of August 30, 1996, executed by the undersigned in favor of Lender (the "Guaranty"), and that the Guaranty is in full force and effect as of the date hereof, has not been amended, rescinded, revoked or terminated by such party through the date hereof, and continues to constitute the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms. The undersigned hereby confirms and reaffirms all of its obligations and liabilities to Lender under the Guaranty and further confirms and agrees that pursuant to the Guaranty, the undersigned has guaranteed the payment and performance of the Revolving Note, the Additional Term Note and each Hedge Agreement now or hereafter in effect, and all obligations, liabilities and indebtedness of Borrower arising thereunder or evidenced thereby.

     The undersigned also consents to and approves the execution, delivery and performance of the Third Modification of Third Amended and Restated Loan Agreement, dated as of the date hereof, between Lender and Borrower (the "Third Modification"), the new Revolving Note executed and delivered in connection therewith, and all the transactions contemplated thereby. The undersigned also agrees that all indebtedness, obligations and liabilities of Borrower to Lender which may now or hereafter arise under or by reason of the Loan Agreement, including without limitation Borrower's obligations in respect of Loans advanced pursuant to the Loan Agreement, and all obligations arising under any Hedge Agreement, constitute part of the obligations of Borrower to Lender which are guaranteed by the undersigned under the terms and conditions of the Guaranty.

     SIGNED, SEALED AND DELIVERED as of the 12th day of June, 1998.

                                     CRYOLIFE INTERNATIONAL, INC.



                                     By:_____________________________________
                                     Title:__________________________________

                                                    (CORPORATE SEAL)

                              CONSENT OF GUARANTOR


     All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Third Amended and Restated Loan Agreement, dated as of August 30, 1996, between CryoLife, Inc. ("Borrower") and NationsBank, N.A., successor by merger to NationsBank, N.A. (South) ("Lender"), as amended (the "Loan Agreement").

     The undersigned acknowledges that it is indebted to Lender under the terms of the Guaranty Agreement, dated as of April 14, 1997, executed by the undersigned in favor of Lender (the "Guaranty"), and that the Guaranty is in full force and effect as of the date hereof, has not been amended, rescinded, revoked or terminated by such party through the date hereof, and continues to constitute the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms. The undersigned hereby confirms and reaffirms all of its obligations and liabilities to Lender under the Guaranty and further confirms and agrees that pursuant to the Guaranty, the undersigned has guaranteed the payment and performance of the Revolving Note, the Additional Term Note and each Hedge Agreement now or hereafter in effect, and all obligations, liabilities and indebtedness of Borrower arising thereunder or evidenced thereby.

     The undersigned also consents to and approves the execution, delivery and performance of the Third Modification of Third Amended and Restated Loan Agreement, dated as of the date hereof, between Lender and Borrower (the "Third Modification"), the new Revolving Note executed and delivered in connection therewith, and all the transactions contemplated thereby. The undersigned also agrees that all indebtedness, obligations and liabilities of Borrower to Lender which may now or hereafter arise under or by reason of the Loan Agreement, including without limitation Borrower's obligations in respect of Loans advanced pursuant to the Loan Agreement, and all obligations arising under any Hedge Agreement, constitute part of the obligations of Borrower to Lender which are guaranteed by the undersigned under the terms and conditions of the Guaranty.

     SIGNED, SEALED AND DELIVERED as of the 12th day of June, 1998.

                                     IDEAS FOR MEDICINE, INC.



                                     By:_____________________________________
                                     Title:__________________________________

                                                   (CORPORATE SEAL)